                    SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934

                       (Amendment No. __)

Filed by the Registrant      /X/
Filed by a Party other than the Registrant  / /

Check the appropriate box:
/  /          Preliminary Proxy Statement
/  /          Confidential, for Use of the Commission
              Only (as permitted by Rule 14a-6(e)(2))
/ X /         Definitive Proxy Statement
/  /          Definitive Additional Materials
/  /          Soliciting Material Pursuant to Section 240.14a-12

      Alliance North American Government Income Trust, Inc.
-----------------------------------------------------------------
        (Name of Registrant as Specified In Its Charter)


-----------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X /          No fee required
/  /          Fee computed on table below per Exchange Act Rules
              14a-6(i)(1) and 0-11.

              (1)  Title of each class of securities to which
              transaction applies:
-----------------------------------------------------------------
              (2)  Aggregate number of securities to which
              transaction applies:
-----------------------------------------------------------------
              (3)  Per unit price or other underlying value of
              transaction computed pursuant to Exchange Act Rule
              0-11 (set forth the amount on which the filing fee
              is calculated and state how it was determined):
-----------------------------------------------------------------
              (4)  Proposed maximum aggregate value of
              transaction:
-----------------------------------------------------------------
              (5)  Total fee paid:
-----------------------------------------------------------------
/   /         Fee paid previously with preliminary materials.
/   /         Check box if any part of the fee is offset as
              provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)  Amount Previously Paid:

              (2)  Form, Schedule or Registration Statement No.:

              (3)  Filing Party:

              (4)  Date Filed:

             ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST, INC.
                          1345 Avenue of the Americas
                            New York, New York 10105
                            Toll Free (800) 221-5672



                                                              December 21, 2001


To the Stockholders of Alliance North American Government Income Trust, Inc. (the "Fund"):


The accompanying Notice of Meeting and Proxy Statement present the two proposals to be considered at the Fund's Special Meeting of Stockholders (the "Meeting") to be held on February 22, 2002. Each proposal is discussed fully in the accompanying Proxy Statement. We encourage you to read the Proxy Statement and vote your proxy without delay.

We welcome your attendance at the Meeting. If you are unable to attend, we encourage you to vote your proxy promptly, in order to spare the Fund additional proxy solicitation expenses.Georgeson Shareholder Communications Inc. ("Georgeson"), a professional proxy solicitation firm, has been selected to assist stockholders in the voting process. As the date of the Meeting approaches, if we have not yet received your proxy, you may receive a telephone call from Georgeson reminding you to exercise your right to vote. If you have any questions regarding the Meeting agenda or how to submit your proxy, please call Georgeson toll-free at (866) 515-0314.



                                                      Sincerely,
                                                      John D. Carifa
                                                      Chairman and President




                                                        ALLIANCE NORTH AMERICAN
                                                           GOVERNMENT INCOME
AllianceCapital                                               TRUST, INC.
_______________________________________________________________________________

1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672
_______________________________________________________________________________


                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                               February 22, 2002

To the Stockholders of Alliance North American Government Income Trust, Inc.:


Notice is hereby given that a Special Meeting of Stockholders (the "Meeting") of Alliance North American Government Income Trust, Inc., a Maryland corporation (the "Fund"), will be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Friday, February 22, 2002 at 11:00 a.m., for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated December 21, 2001:


1. To elect seven Directors of the Fund, each such Director to hold office until his or her successor is duly elected and qualifies;


2. To approve a fundamental investment policy requiring the Fund to invest at least 80% of its net assets in debt securities rated investment grade at the time of investment and permitting the Fund to invest up to 20% of its net assets in non-investment grade debt securities rated, at the time of investment, at least B- by S&P or Fitch or B3 by Moody's; and


3. To transact such other business as may properly come before the Meeting.

The Board of Directors of the Fund has fixed the close of business on December 14, 2001 as the record date for the determination of stockholders of the Fund entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof.

The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund. Each stockholder who does not expect to attend the Meeting in person is requested to complete, date, sign and promptly return the enclosed proxy card, or to vote by telephone or via the Internet as described on the enclosed proxy card.

The Board of Directors of the Fund recommends approval of all the proposals.

                                       By Order of the Board of Directors,
                                       Edmund P. Bergan, Jr.
                                       Secretary
New York, New York

December 21, 2001

_______________________________________________________________________________

                           YOUR VOTE IS IMPORTANT

Please indicate your voting instructions on the enclosed proxy card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also vote by telephone or through the Internet. To do so, please follow the instructions on the enclosed proxy card. Your vote is very important no matter how many shares you own. Please mark and mail your proxy promptly or vote by telephone or through the Internet in order to save the Fund any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.
_______________________________________________________________________________

R This registered service mark used under license from the owner, Alliance Capital Management L.P.




                                PROXY STATEMENT
             ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST, INC.
                         1345 Avenue of the Americas
                           New York, New York 10105
                           ________________________

                        SPECIAL MEETING OF STOCKHOLDERS
                               February 22, 2002
                           ________________________

                                 INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Alliance North American Government Income Trust, Inc., a Maryland corporation (the "Fund"), to be voted at the Special Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Friday, February 22, 2002 at 11:00 a.m. Proxies will be solicited primarily by mail and may also be made by telephone. Solicitation costs will be borne by the Fund.


The Board of Directors of the Fund has fixed the close of business on December 14, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any postponement or adjournment thereof (the "Record Date"). The outstanding voting shares of the Fund as of the Record Date consisted of 308,283,403 shares of common stock, representing three classes of shares of the Fund, each share being entitled to one vote. All properly executed and timely received proxies will be voted in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted (i) for the election of seven directors of the Fund (Proposal One) and (ii) for the approval of a fundamental investment policy requiring the Fund to invest at least 80% of its net assets in debt securities rated, at the time of investment, investment grade (i.e., those debt securities rated at least BBB by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or Baa by Moody's Investors Service, Inc. ("Moody's"), or, if unrated, determined by Alliance to be of equivalent quality) and permitting the Fund to invest up to 20% of its net assets in non-investment grade debt securities rated, at the time of investment, at least B- by S&P or Fitch, or B3 by Moody's, or, if unrated, determined by Alliance to be of equivalent quality (Proposal Two). (These proposals are referred to individually as a "Proposal" and collectively as the "Proposals".) Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by personally voting at the Meeting.


1



Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote). The approval of Proposal One requires the plurality of the votes cast; neither abstentions nor broker non-votes, not being votes cast, will have any effect on the outcome of the Proposal. Proposal Two will be approved upon the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), which means the lesser of (i) 67% or more of the voting securities of the Fund present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund (a "1940 Act Majority"). With respect to Proposal Two, an abstention or broker non-vote will be considered present for purposes of determining the existence of a quorum but will have the effect of a vote against the Proposal. If any matter other than the Proposals properly comes before the Meeting, the shares represented by proxies will be voted on all such other proposals in the discretion of the person or persons voting the proxies. The Fund has not received notice of, and is not otherwise aware of, any other matter to be presented at the Meeting.


A quorum for the Meeting will consist of the presence in person or by proxy of the holders of one-third of the Fund's shares entitled to vote at the Meeting. Whether or not a quorum is present at the Meeting, if sufficient votes in favor of the position recommended by the Board of Directors on any Proposal described in the Proxy Statement are not timely received, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting for up to 120 days after the Record Date to permit further solicitation of proxies. The Meeting may be adjourned with respect to fewer than all the Proposals in the Proxy Statement and a stockholder vote may be taken on any one or more of the Proposals prior to any adjournment if sufficient votes have been received for approval thereof. Shares represented by proxies indicating a vote contrary to the position recommended by a majority of the Board of Directors on a Proposal will be voted against adjournment as to that Proposal.


The Fund has engaged Georgeson Shareholder Communications Inc., 17 State Street, New York, New York 10004 ("Georgeson"), to assist the Fund in soliciting proxies for the Meeting. The Fund will reimburse Georgeson for its out-of-pocket expenses.



                                 PROPOSAL ONE
                             ELECTION OF DIRECTORS

At the Meeting, seven Directors of the Fund are to be elected, each to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies. The affirmative vote of a plurality of the votes cast at the Meeting is required to elect a Director. It is the intention of the persons named as proxies in the accompanying proxy to nominate and vote in favor of the election of the nominees named below.

2



Messrs. John D. Carifa, David H. Dievler, John H. Dobkin, William H. Foulk, Jr., Clifford L. Michel and Donald J. Robinson, and Ms. Ruth Block currently serve as Directors of the Fund and are standing for reelection at the Meeting. Each of the seven nominees has consented to serve as a Director of the Fund. The Board of Directors knows of no reason why any of the nominees will be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Directors may recommend.

Certain information concerning the Directors is set forth below. Messrs. John
D. Carifa, David H. Dievler, John H. Dobkin, William H. Foulk, Jr., Clifford L. Michel and Donald J. Robinson, and Ms. Ruth Block are each a director or trustee of one or more other investment companies sponsored by Alliance Capital Management L.P., the Fund's investment adviser ("Alliance").

                                                                                Number of shares of the
                                                                                  Fund's common stock
        Name, age, positions and offices                  Year first               beneficially owned
       with the Fund, address, principal                   became a           directly or indirectly as of
    occupations during the past five years                 Director                December 14, 2001
    ______________________________________                __________          ____________________________
*   John D. Carifa, 56, Chairman of the
Board. President, Chief Operating Officer
and a Director of Alliance Capital
Management Corporation, the general
partner of Alliance ("ACMC"), which
he has been associated with since prior
to 1996.                                                     1992                        15,935

**# Ruth Block, 71, Director, P.O. Box 4623,
Stamford, CT 06903. Formerly Executive
Vice President and Chief Insurance Officer
of The Equitable Life Assurance Society
of the United States; Chairman and Chief
Executive Officer of Evlico; a Director of
Avon, Tandem Financial Group and
Donaldson, Lufkin & Jenrette Securities
Corporation. She is currently a Director
of Ecolab Incorporated (specialty chemicals)
and BP Amoco Corporation (oil and gas).                      1992                        13,422



* "Interested person" of the Fund, as defined in the 1940 Act. Mr. Carifa's address is 1345 Avenue of the Americas, New York, NY 10105.
** Member of the Audit Committee.
#  Member of the Nominating Committee.

3



                                                                                Number of shares of the
                                                                                  Fund's common stock
        Name, age, positions and offices                  Year first               beneficially owned
       with the Fund, address, principal                   became a           directly or indirectly as of
    occupations during the past five years                 Director                December 14, 2001
    ______________________________________                __________          ____________________________
**# David H. Dievler, 72, Director, P.O. Box
167, Spring Lake, NJ 07762. Independent
Consultant. Until December 1994 he was
Senior Vice President of ACMC responsible
for mutual fund administration. Prior to
joining ACMC in 1984 he was Chief
Financial Officer of Eberstadt Asset
Management since 1968. Prior to that he
was a Senior Manager at Price Waterhouse
& Co. Member of American Institute of
Certified Public Accountants since 1953.                     1992                         1,819

**# John H. Dobkin, 59, Director, P.O. Box
12, Annandale, NY 12504. Consultant.
Currently President of the Board of
Save Venice, Inc. (preservation organization).
Formerly, he was a Senior Adviser
(June 1999-June 2000) and President
(December 1989-May 1999) of Historic
Hudson Valley (historic preservation).
Prior to Historic Hudson Valley, he was
Director of the National Academy of
Design and, during 1988-92, he was a
Director and Chairman of the Audit
Committee of ACMC.                                           1992                             0

**# William H. Foulk, Jr., 69, Director,
Room 100, 2 Greenwich Plaza,
Greenwich, CT 06830. Investment Adviser
and Independent Consultant. He was
formerly Senior Manager of Barrett
Associates, Inc., a registered investment
adviser, with which he had been associated
since prior to 1996. He was formerly
Deputy Comptroller of the State of
New York and, prior thereto, Chief
Investment Officer of the New York
Bank for Savings.                                            1992                             0



** Member of the Audit Committee.
#  Member of the Nominating Committee.

4



                                                                                Number of shares of the
                                                                                  Fund's common stock
        Name, age, positions and offices                  Year first               beneficially owned
       with the Fund, address, principal                   became a           directly or indirectly as of
    occupations during the past five years                 Director                December 14, 2001
    ______________________________________                __________          ____________________________
**# Clifford L. Michel, 62, Director,
St. Bernard's Road, Gladstone, NJ 07934.
Senior Counsel of the law firm of Cahill
Gordon & Reindel, with which he has
been associated since prior to 1996. He
is President and Chief Executive Officer
of Wenonah Development Company
(investments) and a Director of
Placer Dome, Inc. (mining).                                  1992                             0

**# Donald J. Robinson, 67, Director,
98 Hell's Peak Road, Weston, VT 05161.
Senior Counsel of the law firm of Orrick,
Herrington & Sutcliffe LLP since January
1995. Formerly a senior partner and a
member of the Executive Committee of
that firm. He was also a member of the
Municipal Securities Rulemaking Board
and Trustee of the Museum of
the City of New York.                                        1996                             0


It is the policy of the Board of Directors of all registered investment companies to which Alliance provides investment advisory services, including the Fund (collectively, the "Alliance Fund Complex") that each Director will invest specified minimum amounts (in the case of each Director of the Fund, a total of at least $150,000) in shares of investment companies within the Alliance Fund Complex. As of the Record Date, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.


During the Fund's fiscal year ended November 30, 2001, the Board of Directors met six times. The Audit Committee of the Fund meets with representatives of Ernst & Young LLP to discuss the scope of their engagement and to review the financial statements of the Fund and the results of their examination thereof. The Audit Committee of the Fund met twice during the Fund's most recently completed fiscal year. The Nominating Committee of the Fund did not meet during the Fund's most recently completed fiscal year. Both the Audit Committee and the Nominating


** Member of the Audit Committee.
#  Member of the Nominating Committee.

5


Committee are standing committees of the Board of Directors. The Nominating Committee considers individuals for nomination to fill vacancies on the Board of Directors. The Nominating Committee does not currently consider for nomination candidates proposed by stockholders.

Independent Auditors

The Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund, as defined by the 1940 Act, at a meeting held on October 30, 2001, selected Ernst & Young LLP, independent auditors, to audit the Fund's accounts for the fiscal year ending November 30, 2002. Ernst & Young LLP has audited the Fund's accounts since the Fund's commencement of operations and has represented that it does not have any direct financial interest or any material indirect financial interest in the Fund. In reliance on Rule 32a-4 under the 1940 Act, the Fund is not seeking stockholder ratification of the selection of Ernst & Young LLP as independent auditors.


Independent Auditors' Fees


The following table sets forth the aggregate fees billed by the independent auditors for the Fund's most recent fiscal year for professional services rendered for: (i) the audit of the Fund's annual financial statements and the review of financial statements included in the Fund's reports to stockholders; (ii) financial information systems design and implementation services provided to the Fund, Alliance and entities that control, are controlled by or under common control with Alliance that provide services to the Fund; and (iii) all other services provided to the Fund, Alliance and entities that control, are controlled by or under common control with Alliance that provide services to the Fund.


                         Financial Information
                          Systems Design and
     Audit Fees           Implementation Fees           All Other Fees*
     ----------          ---------------------          ---------------
      $48,000                      $0                     $1,137,371

* Substantially all of the fees reflected are comprised of amounts billed to Alliance and its affiliates.



The Audit Committee has determined that the provision of services described in the table under "Financial Information Systems Design and Implementation" and "All Other Fees" is compatible with maintaining the auditor's independence.

The Fund does not pay any fees to, or reimburse expenses of, any Director during a time in which such Director is considered an "interested person" of the Fund. The aggregate compensation paid by the Fund to its Directors during its fiscal year ended November 30, 2001, the aggregate compensation paid to each of the Directors during its fiscal year ended November 30, 2001 by all of the investment companies in the Alliance Fund Complex and the total number of investment companies and investment

6


portfolios within the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee are set forth below. Neither the Fund nor any other investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.



                                                                                                        Total Number
                                                    Total                   Total Number                of Investment
                                                    Compensation            of Investment               Portfolios in the
                            Aggregate               from the Alliance       Companies in the            Alliance Fund
                            Compensation            Fund Complex,           Alliance Fund               Complex, including
                            from the Fund           including the           Complex, including          the Fund, as to
                            during its              Fund, during the        the Fund, as to which       which the Director
                            Fiscal Year Ended       Fiscal Year Ended       the Director is a           is a Director
Name of Director            November 30, 2001       November 30, 2001       Director or a Trustee       or a Trustee
---------------------       -----------------       -----------------       ---------------------       ------------------
John D. Carifa                    $-0-                    $-0-                       46                         110
Ruth Block                      $3,309.50              $174,316.50                   35                          85
David H. Dievler                $3,309.50              $234,116.50                   41                          91
John H. Dobkin                  $3,309.50              $199,166.50                   38                          88
William H. Foulk, Jr.           $3,309.50              $214,916.50                   42                         107
Clifford L. Michel              $3,309.50              $186,279.00                   36                          88
Donald J. Robinson              $3,309.50              $179,397.00                   38                         100



The Board of Directors recommends that the stockholders of the Fund vote "FOR" the election of each of the foregoing nominees to serve as Directors of the Fund.


                                 PROPOSAL TWO
                  APPROVAL OF A FUNDAMENTAL INVESTMENT POLICY

The Fund's investment objective is to seek the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada and Mexico, or by their political subdivisions (including Canadian provinces, but excluding states of the United States), agencies, instrumentalities or authorities ("Government Securities"). Under its current investment policies, the Fund invests in investment grade Government Securities denominated in the U.S. Dollar, the Canadian Dollar and the Mexican Peso and expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar. The Fund invests at least 65%, and normally substantially more, of its assets in Government Securities and income-producing securities.* To the extent that its assets are not invested in Government Securities, the Fund may invest the balance of its total assets in investment grade debt securities issued by, and denominated in the local currencies of, governments of countries located in Central and South America or any of their political subdivisions,


* In accordance with Rule 35d-1 under the 1940 Act, on October 19, 2001, the Board of Directors approved a change in the Fund's investment policy of investing at least 65%, and normally substantially more, of its assets in Government Securities and income-producing securities, which will require that the Fund invest at least 80% of its net assets in government securities. In addition, the Fund's name will change to "Alliance Americas Government Income Trust, Inc." as of February 28, 2002.

7



agencies, instrumentalities and authorities. Investment grade debt securities include those debt securities rated at least BBB by S&P or Fitch, at least Baa by Moody's, or, if unrated, determined by Alliance to be of equivalent quality. The Fund's prospectus states that it is expected that the Fund will not retain a debt security that is downgraded below BBB or Baa, or, if unrated, determined by Alliance to have undergone similar credit quality deterioration. The prospectus further states, however, that the Fund may conclude, under certain circumstances, such as the downgrading to below investment grade of all the securities of a governmental issuer in one of the countries in which the Fund has substantial investments, that it is in the best interests of the stockholders to retain its holdings in securities of that issuer.

At a meeting of the Board of Directors on December 10, 2001, Alliance recommended a change to the Fund's current investment policies that would enable the Fund to invest in U.S. Dollar denominated debt of non-U.S. governmental issuers and to invest up to 20% of its net assets in non-investment grade debt securities rated, at the time of investment, at least B- by S&P or Fitch, or B3 by Moody's or, if unrated, of equivalent quality as determined by Alliance. Alliance noted that bonds having such ratings are considered to be highly speculative and to present significant credit risk.

In making its recommendation to the Board of Directors, Alliance explained that there has been substantial growth in the proportion of U.S. Dollar denominated sovereign debt issues among all sovereign debt issues of Central and South American governments since the Fund's inception in 1992. In connection therewith, Alliance advised the Board of Directors that the Fund's current investment policy of investing all its assets in investment grade debt securities effectively limits the Fund's investments in U.S. Dollar denominated foreign sovereign debt issues because the credit ratings for U.S. Dollar denominated foreign sovereign debt issues are typically one, sometimes more, rating categories below the credit ratings of local currency denominated sovereign debt issues. Alliance explained that the lower credit ratings for U.S. Dollar denominated foreign sovereign debt issues reflect the perception that there may be a greater reluctance of such debt issuers to default to local creditors and the potential risk that such debt issuers face in obtaining in the foreign exchange markets the U.S. Dollars necessary to make timely payments on such debt.

Alliance indicated to the Board of Directors that in its opinion the ability to invest in debt securities rated below investment grade, appropriately limited to 20% of its net assets, would confer on the Fund and its stockholders potentially significant benefits in terms of greater diversification and portfolio liquidity, reduction in currency risk, and increased yield. Alliance further noted that investment in the U.S. Dollar denominated sovereign debt of Central and South American nations may entail significant credit risk inasmuch as virtually all such debt is currently rated below investment grade. Credit risk is the risk that the issuer or the guarantor of a debt security will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Finally, Alliance recommended to the Board of Directors that the proposed investment policy to invest at least 80% of its net assets in debt securities rated investment grade at the time of investment and to permit the Fund to invest up to


8



20% of its net assets in non-investment grade debt securities rated, at the time of investment, at least B- by S&P or Fitch, or B3 by Moody's, or, if unrated, determined by Alliance to be of equivalent quality be designated fundamental, thus requiring the affirmative vote of the holders of a 1940 Act Majority.


After consideration and discussion of Alliance's presentation and recommendations and other factors, the Board of Directors determined that approval of the proposed changes in investment policy was advisable and in the best interest of the Fund and its stockholders. The Board of Directors further resolved to recommend the following investment policy to the Fund's stockholders for their approval as a fundamental investment policy:


     As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in debt securities rated investment grade at the time of investment and may invest up to 20% of its net assets in non-investment grade debt securities rated, at the time of investment, at least B- by S&P or Fitch, or B3 by Moody's, or, if unrated, determined by Alliance to be of equivalent quality.


As discussed above, Proposal Two will be approved upon the affirmative vote of the holders of a 1940 Act Majority. If the stockholders of the Fund do not approve the fundamental investment policy, the Fund's current investment policy with respect to the ratings of securities will remain the same.

The Board of Directors of the Fund recommends that the stockholders of the Fund vote "FOR" the approval of Proposal 2.


                                  HOW TO VOTE

You may vote your shares by mail by signing and returning the enclosed proxy card, by telephone, or over the Internet.

Voting by Mail or in Person. If you wish to participate at the Meeting, but do not wish to give a proxy by telephone or via the Internet, you can complete, sign and mail the enclosed proxy card or attend the Meeting in person.

Internet and Telephone Voting. You may give your voting instructions via the Internet or by touch-tone telephone by following the instructions provided with your proxy card.

9


                INFORMATION AS TO THE FUND'S PRINCIPAL OFFICERS

The principal officers of the Fund and their principal occupations during the past five years are as follows:

John D. Carifa, Chairman and President, (see page 3 for biographical information).

Kathleen A. Corbet, Senior Vice President, 41, is an Executive Vice President of Alliance Capital Management Corporation ("ACMC"), with which she has been associated since prior to 1996.

Wayne D. Lyski, Senior Vice President, 60, is an Executive Vice President of ACMC, with which he has been associated since prior to 1996.

Paul J. DeNoon, Vice President, 39, is a Senior Vice President of ACMC, with which he has been associated since prior to 1996.

Edmund P. Bergan, Jr., Secretary, 51, is a Senior Vice President and the General Counsel of Alliance Fund Distributors, Inc. ("AFD") and Alliance Global Investor Services, Inc. ("AGIS"), with which he has been associated since prior to 1996.

Andrew L. Gangolf, Assistant Secretary, 47, is a Senior Vice President and Assistant General Counsel of AFD, with which he has been associated since prior to 1996.

Domenick Pugliese, Assistant Secretary, 40, is a Senior Vice President and Assistant General Counsel of AFD, with which he has been associated since prior to 1996.

Mark D. Gersten, Treasurer and Chief Financial Officer, 51, is a Senior Vice President of AGIS and a Vice President of AFD, with which he has been associated since prior to 1996.


Vincent S. Noto, Controller, 37, is a Vice President of AGIS, with which he has been associated since prior to 1996.


The address of Messrs. Carifa, Lyski, DeNoon, Bergan, Gangolf and Pugliese and Ms. Corbet is c/o Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. The address of Messrs. Gersten and Noto is c/o Alliance Fund Distributors, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094.

All of the officers of the Fund are employees of Alliance and officers of ACMC, the general partner of Alliance, or a wholly-owned subsidiary of Alliance. As of the Record Date, no officer or Director of the Fund owned more than 1% of the outstanding equity securities of Alliance.

10


                                STOCK OWNERSHIP


To the Fund's knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Fund as of the Record Date.

                                  Amount of          Percent of Common Stock
Name and Address                  Beneficial       Based on Shares Outstanding
of Beneficial Owner               Ownership           as of the Record Date
-------------------               ----------       ---------------------------
Salomon Smith Barney
House Account
333 W. 34th St.-Fl. 3
New York, NY 10001-2483           19,713,715                  6.39%

MLPF&S
For the Sole Benefit
  of its Customers
4800 Deer Lake Dr. East,
  2nd Floor
Jacksonville, FL 32246-6484       45,449,362                 14.74`%


                        SUBMISSION OF PROPOSALS FOR NEXT
                            MEETING OF STOCKHOLDERS

The Fund does not hold annual stockholder meetings. Any stockholder who wishes to submit a proposal to be considered at the Fund's next meeting of stockholders should send the proposal to the Fund so as to be received within a reasonable time before the Board of Directors makes the solicitation relating to such meeting, in order to be included in the Fund's proxy statement and form of proxy card relating to such meeting.

                            REPORTS TO STOCKHOLDERS

The Fund will furnish each person to whom this Proxy Statement is delivered with a copy of the Fund's latest annual and semi-annual reports to stockholders upon request and without charge. To request a copy, please call Alliance Global Investor Services, Inc. at (800) 227-4618 or contact Israel Grafstein at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.


                                       By Order of the Board of Directors,
                                       Edmund P. Bergan, Jr.
                                       Secretary
New York, New York

December 21, 2001


11


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TABLE OF CONTENTS                         Page
Introduction                                1
Proposal One - Election of Directors        2
Proposal Two - Approval of a
   Fundamental Investment Policy            7
How to Vote                                 9
Information as to the Fund's
   Principal Officers                      10
Stock Ownership                            11
Submission of Proposals for Next
   Meeting of Stockholders                 11
Reports to Stockholders                    11





                Alliance
             North American
           Government Income
              Trust, Inc.



________________________________________

            AllianceCapital
    Alliance Capital Management L.P.

________________________________________
NOTICE OF SPECIAL MEETING
OF STOCKHOLDERS AND
PROXY STATEMENT

February 22, 2002

                         APPENDIX 1


    PROXY       ALLIANCE NORTH AMERICAN GOVERNMENT      PROXY
                                INCOME TRUST, INC.

         PROXY IN CONNECTION WITH THE SPECIAL MEETING OF
            STOCKHOLDERS TO BE HELD FEBRUARY 22, 2002

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
THE FUND.

The undersigned stockholder of Alliance North American Government Income Trust, Inc., a Maryland corporation (the "Fund"), hereby appoints Andrew L. Gangolf and Carol Rappa, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Stockholders of the Fund to be held at 11:00 a.m., Eastern Time, on February 22, 2002 at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, and any postponements or adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at such meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and accompanying Proxy Statement, revokes any proxy heretofore given with respect to such meeting and hereby instructs said proxies to vote said shares as indicated on the reverse side hereof.

The Board of Directors knows of no reason why any of the nominees for the Board of Directors would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Directors may recommend.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF EACH OF THE NOMINEES REFERRED TO IN PROPOSAL ONE AS DIRECTORS AND "FOR" THE APPROVAL OF THE FUNDAMENTAL INVESTMENT POLICY (PROPOSAL TWO), AND IN THE DISCRETION OF THE PROXY HOLDERS(S) ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.



Please sign this proxy exactly as your name(s) appear(s) on the records of the Fund. Joint owners should each sign personally. Trustees and other representatives should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.



To Vote by Telephone

    1) Read the Proxy Statement and have the proxy card below at hand.
    2)  Call 1-800-690-6903
    3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

To Vote by Internet

 1) Read the Proxy Statement and have the proxy card below at hand.
    2)  Go to Website www.proxyvote.com
    3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

To Vote by Mail

 1)  Read the Proxy Statement.
    2)  Check the appropriate boxes on the proxy card below.
    3)  Sign and date the proxy card.
    4)  Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

      ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST, INC.

Your Board of Directors recommends a vote "For" the election of all Nominees and "For" Proposal Two.

Vote on Proposals
                                           Withhold
                             For All       as to All     For All
                             Nominees      Nominees      Except

1.  Election of Directors.   /  /          /   /         /  /

    01  John D. Carifa
    02  Ruth Block
    03  David H. Dievler
    04  John H. Dobkin
    05  William H. Foulk, Jr.
    06  Clifford L. Michel
    07  Donald J. Robinson

                                         To withhold authority to
                                         vote, mark "For All
                                         Except" and write the
                                         nominee's number on the
                                         line below.

                                         _______________________


2.  Approval of fundamental  For         Against         Abstain
    investment policy.
    (Proposal Two)           /  /        /  /            /  /



3. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder(s).


            Please be sure to sign, date, and return
                    this Proxy card promptly.
               You may use the enclosed envelope.

Dated:


_________________, 2002

                             ______________________
                             Signature

                             ________________________
                             Signature (Joint Owners)
















































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